                                                                    EXHIBIT 10.1

================================================================================

                                      LEASE

                                     between

                         IMMUNEX REAL ESTATE TRUST 2001,
                                   as Lessor,

                                       and

                              IMMUNEX CORPORATION,
                                    as Lessee

                           ---------------------------

                            Dated as of March 2, 2001

                           ---------------------------

================================================================================

THIS LEASE IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT ("THE ADMINISTRATIVE AGENT"), UNDER THE SPC LOAN AGREEMENT, DATED AS OF MARCH 2, 2001 AMONG IMMUNEX REAL ESTATE TRUST 2001 AND IMMUNEX FUNDING CORP., AS AMENDED OR SUPPLEMENTED. THIS LEASE HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE OF THE STATE OF DELAWARE), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART CONTAINING THE RECEIPT THEREFORE EXECUTED BY THE ADMINISTRATIVE AGENT ON THE SIGNATURE PAGE HEREOF.

                                                         TABLE OF CONTENTS

                                                                                                             Page
Section 1. DEFINITIONS, INTERPRETATIONS..................................................................      1

   1.1      Definitions; Interpretation..................................................................      1
            ---------------------------
Section 2. PROPERTY AND TERM.............................................................................      1

   2.1      Property.....................................................................................      1
            --------
   2.2      Lease Term...................................................................................      1
            ----------
   2.3      Title........................................................................................      1
            -----
Section 3. RENT..........................................................................................      2

   3.1      Rent.........................................................................................      2
            ----
   3.2      Supplemental Rent............................................................................      2
            -----------------
Section 4. UTILITY CHARGES...............................................................................      3

   4.1      Utility Charges..............................................................................      3
            ---------------
Section 5. QUIET ENJOYMENT...............................................................................      3

   5.1      Quiet Enjoyment..............................................................................      3
            ---------------
Section 6. NET LEASE.....................................................................................      3

   6.1      Net Lease; No Setoff; Etc....................................................................      3
            -------------------------
   6.2      No Termination or Abatement..................................................................      4
            ---------------------------
Section 7. OWNERSHIP OF PROPERTY.........................................................................      5

   7.1      Ownership of the Property....................................................................      5
            -------------------------
Section 8. CONDITION OF PROPERTY.........................................................................      6

   8.1      Condition of the Property....................................................................      6
            -------------------------
   8.2      Possession and Use of the Property...........................................................      6
            ----------------------------------
Section 9. COMPLIANCE....................................................................................      7

   9.1      Compliance with Legal Requirements and Insurance Requirements................................      7
            -------------------------------------------------------------
   9.2      Environmental Matters........................................................................      7
            ---------------------
Section 10. MAINTENANCE AND REPAIR.......................................................................      8

   10.1     Maintenance and Repair; Return...................................................................     8
            ------------------------------
   10.2     Return Requirements..............................................................................     8
            -------------------
   10.3     Right of Inspection..............................................................................    10
            -------------------
   10.4     Environmental Inspection.........................................................................    10
            ------------------------
Section 11. MODIFICATIONS....................................................................................    10

   11.1     Modifications, Substitutions and Replacements....................................................    10
            ---------------------------------------------
Section 12. TITLE............................................................................................    12

   12.1     Warranty of Title................................................................................    12
            -----------------
   12.2     Grants and Releases of Easements.................................................................    12
            --------------------------------
Section 13. PERMITTED CONTESTS...............................................................................    13

   13.1     Permitted Contests Other Than in Respect of Impositions..........................................    13
            -------------------------------------------------------
   13.2     Permitted Contests in Respect of Certain Taxes...................................................    14
            ----------------------------------------------
Section 14. INSURANCE........................................................................................    14

   14.1     Public Liability and Workers' Compensation Insurance.............................................    14
            ----------------------------------------------------
   14.2     Hazard and Other Insurance.......................................................................    14
            --------------------------
   14.3     Coverage.........................................................................................    15
            --------
Section 15. CONDEMNATION AND CASUALTY........................................................................    16

   15.1     Casualty and Condemnation........................................................................    16
            -------------------------
Section 16. LEASE TERMINATION................................................................................    18

   16.1     Termination upon Certain Events..................................................................    18
            -------------------------------
   16.2     Procedures.......................................................................................    18
            ----------
Section 17. DEFAULT..........................................................................................    19

   17.1     Lease Events of Default..........................................................................    19
            -----------------------
   17.2     Final Payment....................................................................................    21
            -------------
   17.3     Lease Remedies...................................................................................    21
            --------------
   17.4     Waiver of Certain Rights.........................................................................    23
            ------------------------
   17.5     Assignment of Rights Under Contracts.............................................................    23
            ------------------------------------
   17.6     Remedies Cumulative..............................................................................    23
            -------------------
   17.7     Lessee's Rights to Purchase......................................................................    24
            ---------------------------
Section 18. LESSOR'S RIGHT TO CURE...........................................................................    24

   18.1     Lessor's Right to Cure Lessee's Lease Defaults..................................................     24
            ----------------------------------------------
Section 19. LEASE TERMINATION...............................................................................     24

   19.1     Exercise of Options.............................................................................     24
            -------------------
Section 20. PURCHASE OPTION.................................................................................     25

   20.1     Purchase Option.................................................................................     25
            ---------------
   20.2     Maturity Date Purchase Option...................................................................     26
            -----------------------------
   20.3     Parcel Purchase Option..........................................................................     26
            ----------------------
   20.4     Unimproved Land Parcel Release..................................................................     28
            ------------------------------
Section 21. SALE OF PROPERTY................................................................................     30

   21.1     Sale Procedure..................................................................................     30
            --------------
   21.2     Application of Proceeds of Sale.................................................................     31
            -------------------------------
   21.3     Indemnity for Excessive Wear....................................................................     31
            ----------------------------
   21.4     Appraisal Procedure.............................................................................     31
            -------------------
   21.5     Certain Obligations Continue....................................................................     31
            ----------------------------
Section 22. HOLDING OVER....................................................................................     32

   22.1     Holding Over....................................................................................     32
            ------------
Section 23. RISK OF LOSS....................................................................................     32

   23.1     Risk of Loss....................................................................................     32
            ------------
Section 24. SUBLETTING AND ASSIGNMENT.......................................................................     32

   24.1     Assignment......................................................................................     32
            ----------
   24.2     Subleases.......................................................................................     32
            ---------
Section 25. ESTOPPEL CERTIFICATES...........................................................................     33

   25.1     Estoppel Certificates...........................................................................     33
            ---------------------
Section 26. NO WAIVER.......................................................................................     33

   26.1     No Waiver.......................................................................................     33
            ---------
Section 27. ACCEPTANCE OF SURRENDER.........................................................................     33

   27.1     Acceptance of Surrender.........................................................................     33
            -----------------------
Section 28. NO MERGER OF TITLE..............................................................................     34

   28.1     No Merger of Title..............................................................................     34
            ------------------
Section 29. NOTICES.........................................................................................     34

   29.1     Notices.........................................................................................     34
            -------
Section 30. MISCELLANEOUS...................................................................................     34

   30.1     Miscellaneous...................................................................................     34
            -------------
   30.2     Amendments and Modifications....................................................................     34
            ----------------------------
   30.3     Successors and Assigns..........................................................................     35
            ----------------------
   30.4     Counterparts....................................................................................     35
            ------------
   30.5     GOVERNING LAW...................................................................................     35

   30.6     Limitations on Recourse.........................................................................     35
            -----------------------
   30.7     Memorandum of Lease.............................................................................     35
            -------------------
   30.8     Priority........................................................................................     35
            --------
   30.9     Ground Lease....................................................................................     35
            ------------
   30.10    Construction Period Limitation..................................................................     36
            ------------------------------
   30.11    Usury Savings Provision.........................................................................     36
            -----------------------
   30.12    Liability of Wilmington Trust Company...........................................................     37
            -------------------------------------
Schedule I        Release Parcels

          LEASE (this "Lease"), dated as of March 2, 2001 between IMMUNEX REAL
                       -----
ESTATE TRUST 2001, a Delaware business trust, having its principal office c/o Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890, as lessor (the "Lessor"), and IMMUNEX CORPORATION, a Washington corporation,
                ------
having its principal office at 51 University Street, Seattle, Washington 98101, as lessee (the "Lessee").
                ------

          In consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                    Section 1. DEFINITIONS, INTERPRETATIONS

          1.1 Definitions; Interpretation. Capitalized terms used and not
          -------------------------------
defined herein shall have the meanings assigned thereto in Annex A to the
                                                           -------
Participation Agreement, dated as of the date hereof, among Lessee, Immunex Funding Corp., as SPC, Wilmington Trust Company, not in its individual capacity except as set forth therein, but solely as Trustee, the Lessor, the financial institutions listed on Schedule II thereto as Investors, the financial institutions listed on Schedule I thereto as Banks, and The Chase Manhattan Bank, as Administrative Agent, Collateral Agent and Agent Bank; and the rules of interpretation set forth in Appendix A to the Participation Agreement shall apply to this Lease Agreement.

                          Section 2. PROPERTY AND TERM

          2.1 Property. Subject to the terms and conditions hereinafter set
              --------
forth, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Property.

          2.2 Lease Term. (a) The Property is leased for the Basic Term, unless
              ----------
extended or earlier terminated in accordance with the provisions of this Lease.

      (b) Lessee may request, by written notice given to the Lessor at least fourteen (14) months prior to the Basic Term Expiration Date or the Renewal Term Expiration Date, as the case may be, an extension of this Lease for up to two
(2) additional periods, of two (2) years (collectively, the "Extension Term").
                                                             --------------
If at least twelve (12) months prior to the Basic Term Expiration Date or Renewal Term Expiration Date, all the Participants agree in their sole discretion to any such Extension Term, the Lessor and the Lessee will undertake to enter into amendments and supplements to the Operative Agreements and such other agreements as the parties determine to be necessary and appropriate in connection therewith and if no such agreement is reached twelve (12) months prior to the applicable Expiration Date, this Lease shall terminate at the end of the Basic Term or the Extension Term, as the case may be.

           2.3 Title. The Property is leased to Lessee without any
               -----
representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession, the existing state of title (including, without limitation, the Permitted Exceptions) and all applicable Legal Requirements. Lessee shall in no event have any recourse against Lessor for any defect in Lessor's title to the Property.

                                Section 3. RENT

           3.1 Rent. (a) On each applicable Specified Payment Date occurring
               ----
after the Completion Date, but no later than commencing with the Outside Completion Date, Lessee shall pay the Basic Rent.

     (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer of immediately available funds on the due date therefor to such account or accounts at such bank or banks or to such other Person or in such other reasonable manner as Lessor shall from time to time direct.

     (c) Neither Lessee's inability or failure to take possession of all, or any portion, of the Property when delivered by Lessor, nor Lessor's inability or failure to deliver all or any portion of the Property to Lessee, whether or not attributable to any act or omission of Lessee or any act or omission of Lessor, or for any other reason whatsoever, shall delay or otherwise affect Lessee's obligation to pay Rent in accordance with the terms of this Lease.

           3.2 Supplemental Rent. (a) Lessee shall pay to Lessor or the Person
               -----------------
entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. Lessee shall pay to Lessor as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Legal Requirements, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. Supplemental Rent shall include all rents and the charges payable by Lessor under Ground Lease during the Term, including annual rent payments required under the Ground Lease. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent; provided however if no Lease Default shall have occurred and be continuing and any prepaid Ground Lease rents paid by Lessee shall be credited against Lessee's payment obligations under the Operative Agreements to the extent that such prepaid Ground Lease rents are refunded to Lessor. Unless expressly provided otherwise in this Lease or any other Operative Agreement, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent. During the Construction Period such charges shall be included in the Project Costs payable by Lessor, but only to the extent such charges, along with other Project Costs already incurred, are covered by the SPC Loan Commitment and the Investor Contribution Commitment.

     (b) Subject to the limitations set forth in the Agency Agreement during the Construction Period, Lessee may be obligated to make a payment of Supplemental Rent equal to the Maximum Residual Guarantee Amount in accordance with Section 21.1(c).

                           Section 4. UTILITY CHARGES

          4.1 Utility Charges. Subject to Lessee's rights of permitted contest
              ---------------
pursuant to Section 13.1, Lessee shall pay, or cause to be paid, all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Property during the Term. Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee and the amount of any credit or refund received by Lessor on account of any utility charges paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for utilities imposed with respect to the Property for a billing period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for each party's pro rata share thereof. During the Construction Period, the costs of all utility and other charges or expenses referenced in this Section 4.1 shall be paid by Lessor; provided, however, the
                                                        --------  -------
Lessor shall pay such amounts described in this Section 4.1 only if funds are made available by SPC and the Investors in an amount sufficient to allow such payment.

                           Section 5. QUIET ENJOYMENT

          5.1 Quiet Enjoyment. So long as no Lease Event of Default shall have
              ---------------
occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy the Property for the Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor.

                              Section 6. NET LEASE

          6.1 Net Lease; No Setoff; Etc. This Lease shall constitute a net
          -----------------------------
lease and, notwithstanding any other provision of this Lease, Lessee shall pay Basic Rent and Supplemental Rent without counterclaim, setoff, deduction or defense of any kind and without abatement, suspension, deferment, diminution or reduction of any kind, and Lessee's obligation to pay all such amounts is absolute and unconditional. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, (except as expressly provided herein and by performance of the Lessee's obligations in connection therewith) including, without limitation, to the maximum extent permitted by law: (a) any defect in the condition, merchantability, design, construction, quality or fitness for use of any portion of the Property, or any failure of the Property to comply with all Legal Requirements, including any inability to occupy or use the Property by reason of such non-compliance; (b) any damage to, abandonment, loss, contamination of or Release from or destruction of or any requisition or taking of the Property or any part thereof, including eviction; (c) any restriction, prevention or curtailment of or interference with any use of the Property or any part thereof, including eviction; (d) any defect in title to or rights to the Property or any Lien on such title or rights or on the Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by a Participant; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to a Participant or any other Person, or any action taken with respect to this Lease by any trustee or receiver of a Participant or any other Person, or by any court, in any such proceeding; (g) any claim that Lessee has or might have against any Person, including, without limitation, a Participant; (h) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, any other Operative Agreement or of any other agreement; (i) any invalidity or unenforceability or disaffirmance against or by Lessee of this Lease or any provision hereof or any of the other Operative Agreements or any provision of any thereof; (j) the impossibility of performance by Lessee, Lessor or both; (k) any action by any court, administrative agency or other Governmental Authority; (l) any restriction, prevention or curtailment of or any interference with the construction on or any use of the Property or any part thereof; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. Notwithstanding the foregoing provisions, nothing contained in this Section 6.1 shall provide Lessor with any right to payment by Lessee under this Lease prior to the Completion Date which is contrary to Lessor's remedies under the Agency Agreement; it being the express intention of the parties hereto that Lessee's liability hereunder shall not exceed the liability of the Construction Agent under the Agency Agreement prior to the Completion Date. This Lease shall be noncancellable by Lessee for any reason whatsoever except as expressly provided herein, and Lessee, to the extent permitted by Legal Requirements, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as otherwise expressly provided herein, Lessee shall, unless prohibited by Legal Requirements, nonetheless pay to Lessor (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part, and in such case, so long as such payments are made and no Lease Event of Default shall have occurred and be continuing, Lessor will deem this Lease to have remained in effect. Each payment of Rent made by Lessee hereunder shall be final and, absent manifest error in the computation of the amount thereof, Lessee shall not seek or have any right to recover all or any part of such payment from a Participant or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of the Property and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of Lessee or any subtenant of Lessee on any account or for any reason whatsoever.

           6.2 No Termination or Abatement. Lessee shall remain obligated under
               ---------------------------
this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting Lessor, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator of Lessor or by any court with respect to Lessor, except as otherwise expressly provided herein. Lessee hereby waives all right (i) to terminate or surrender this Lease, (except as otherwise expressly provided herein or under the applicable terms of any other Operative Agreement), or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent

(except as otherwise expressly provided herein or under the applicable terms of any other Operative Agreement). Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.

                        Section 7. OWNERSHIP OF PROPERTY

           7.1 Ownership of the Property. (a) Lessor and Lessee intend that (i)
               -------------------------
for financial accounting purposes with respect to Lessee (A) this Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards (SFAS) No. 13, as amended, and all EITF pronouncements relating thereto, (B) Lessor will be treated as the owner and lessor of the Property and
(C) Lessee will be treated as the lessee of the Property, but (ii) for federal, state and local income and sales taxes and all other purposes (A) this Lease will be treated as a financing arrangement, (B) SPC will be treated as a senior lender making loans to Lessee in an amount equal to the SPC Loans, which SPC Loans will be secured by the Property, (C) Lessor will be treated as a subordinated lender making a loan to Lessee in an amount equal to the Investor Contribution, which loan is secured by the Property, and (D) Lessee will be treated as the owner of the Property and will be entitled to all tax benefits ordinarily available to an owner of property like the Property for such tax purposes.

      (b) Lessor and Lessee further intend and agree that, for the purpose of securing Lessee's obligations for the repayment of the above-described loans,
(i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code and a real property mortgage or deed of trust, as applicable; (ii) the conveyance provided for in Section 2 shall be deemed a grant of a security interest in and a mortgage lien on the Lessee's right, title and interest in the Property (including the right to exercise all remedies as are contained in the Mortgage and Memorandum of Lease upon the occurrence of a Lease Event of Default) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, for the benefit of the Lessor to secure the Lessee's payment of all amounts owed by the Lessee under this Lease and the other Operative Agreements and Lessor holds title to the Property so as to create and grant a first lien and prior security interest in the Property (A) pursuant to this Lease for the benefit of the Administrative Agent under the Assignment of Lease, to secure to the Administrative Agent the obligations of the Lessee under the Lease and (B) pursuant to the Mortgage to secure to the Administrative Agent the obligations of the Lessor under the Mortgage and the Notes; (iii) the possession by Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgements, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under applicable law. Lessor and Lessee shall, to the extent consistent with this

Lease, take such actions as may be necessary to ensure that, if this Lease were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the Term.

      (c) Lessor and Lessee further intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting Lessee or Lessor, the transactions evidenced by this Lease shall be regarded as loans made by an unrelated third party lender to Lessee.

                        SECTION 8. CONDITION OF PROPERTY

          8.1 Condition of the Property. LESSEE ACKNOWLEDGES AND AGREES THAT IT
              -------------------------
IS RENTING THE PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR AND SUBJECT TO (A) THE EXISTING STATE OF TITLE (EXCLUDING LESSOR LIENS), (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF (IF ANY), (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW AND (D) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF. NO PARTICIPANT HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED, INCLUDING THE CONDITION OF ANY IMPROVEMENTS THEREON, THE SOIL CONDITION, OR ANY ENVIRONMENTAL VIOLATION OR HAZARDOUS CONDITION) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (OTHER THAN FOR LESSOR LIENS), VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) AND NO PARTICIPANT SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT.

          8.2 Possession and Use of the Property. Prior the Completion Date,
              ----------------------------------
Lessee shall not be entitled to possession or control of the Property hereunder, and after the Completion Date, all uses permitted by law will be permitted under this Lease, including, without limitation, administration office uses, research and development laboratory facilities, and support facilities including a warehouse, central utility plant, cafeteria, auditorium, conference center, library and training center. Use of Hazardous Substances pursuant to such permitted uses of the Property in compliance with applicable laws shall not be limited by or subject to Lessor's prior approval. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Property. Lessee shall repair and restore the Property to the condition in which the Property existed prior to damage arising from any waste of the Property or any part hereof subject to force majeure limitations during the Construction Period, as set forth in the Agency Agreement. At all times during the Term, Lessee will comply in all material respects with all obligations under, and

(to the extent no Lease Event of Default exists and provided that such exercise will not impair the value, utility or remaining useful life of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property; provided that during the Construction Period, the costs of all operation and easement agreements obligations shall be paid by Lessor; provided,
                                                                       --------
however, the Lessor shall pay such amounts described in this Section 8.2 only if
-------
funds are made available by SPC and the Investors in an amount sufficient to allow such payment.

                             SECTION 9. COMPLIANCE

           9.1 Compliance with Legal Requirements and Insurance Requirements.
               -------------------------------------------------------------
Subject to the terms of Section 13 relating to permitted contests, Lessee, at its sole cost and expense, shall (a) comply in all material respects with all Legal Requirements (including all Environmental Laws) and Insurance Requirements relating to the Property, including the use, construction, operation, maintenance, repair and restoration thereof, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of the Property, and (b) procure, maintain and comply in all material respects with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, renovation, use, maintenance and operation of the Property and for the use, operation, maintenance, repair and restoration of the Improvements. During the Construction Period, the costs of all Legal Requirements and Insurance Requirements and other costs, charges or expenses referenced in this Section 9.1 shall be paid by Lessor; provided, however, the Lessor shall pay such amounts
                         --------  -------
described in this Section 9.1 only if funds are made available by SPC and the Investors in an amount sufficient to allow such payment. Lessor agrees to take such actions as may be reasonably requested by Lessee in connection with the compliance by Lessee of its obligations under this Section 9 in accordance with
Section 12.2.

           9.2 Environmental Matters. (a) Promptly upon Lessee's actual
               ---------------------
knowledge of the presence of Hazardous Substances in any portion of the Property in concentrations and conditions that constitute an Environmental Violation, Lessee shall notify Lessor in writing of such condition. In the event of such Environmental Violation, Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor and the Administrative Agent an Officer's Certificate and a Termination Notice with respect to the Property pursuant to Section 16.1, if applicable, or, at Lessee's sole cost and expense, promptly and diligently undertake any response, clean up, remedial or other action necessary to remove, cleanup or remediate the Environmental Violation in accordance with the terms of Section
9.1. If Lessee does not deliver a Termination Notice with respect to the Property pursuant to Section 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by an environmental consultant reasonably acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that such Environmental Violation has been remedied in full compliance with applicable Environmental Laws. Notwithstanding the foregoing, Lessee shall be deemed to be in compliance with all Environmental Laws for purposes of this Lease notwithstanding any Environmental Violation if (i) Lessee is in material compliance with all contingency plans established by the Environmental

Engineer and (ii) the severity of such Environmental Violation is less than federal, state and local standards requiring remediation or removal or that would otherwise reasonably be expected to result in material liability under Environment Laws, or, if such standards are exceeded or such material liability could reasonably be expected, remediation or removal is proceeding in accordance with all applicable Environmental Laws, and (i) can, in the reasonable judgment of the Lessor, be completed prior to the commencement of the Marketing Period, and (ii) would not result in a Material Adverse Effect on the Lessee.

     (b) Lessee shall comply with all contingency plans established from time to time by the Environmental Engineer.

     (c) Lessee shall provide to Lessor, within five (5) Business Days of receipt, copies of all written communications with any Governmental Authority relating to any Environmental Violation in connection with the Property. Lessee shall also promptly provide such detailed reports of any such Environmental Claims as reasonably may be requested by Lessor and the Administrative Agent.

                       SECTION 10. MAINTENANCE AND REPAIR

          10.1 Maintenance and Repair; Return. (a) From and after the Completion
               ------------------------------
Date, Lessee, at its sole cost and expense, shall maintain the Property in good condition (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Legal Requirements and Insurance Requirements and on a basis reasonably consistent with the operation and maintenance of commercial properties comparable in type and location to the Property subject, however, to the provisions of Section 15 with respect to Condemnation and Casualty.

     (b) Lessor shall under no circumstances be required to build any Improvements on the Property, make any repairs, replacements, alterations or renewals of any nature or description to the Property, make any expenditure whatsoever in connection with this Lease or maintain the Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of the Property, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of the Property, or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenants, condition or restriction at any time in effect.

          10.2 Return Requirements. Lessee shall, upon the expiration or
               -------------------
earlier termination of the Term with respect to the Property, vacate, surrender and transfer the Property to Lessor, at Lessee's own expense, free and clear of all Liens other than Permitted Liens and Lessor Liens, in as good condition as they were on the Completion Date, ordinary wear and tear excepted, and in compliance with all Legal Requirements and the other requirements of this Lease (and in any event without (x) any asbestos installed or maintained in any part of the Property, (y) any polychlorinated biphenyls (PCBs) in, on or used, stored or located at the Property, and (z) any other Hazardous Substances in violation of any Environmental Laws).

Lessee shall provide, or cause to be provided or accomplished, at the sole cost and expense of Lessee, to or for the benefit of Lessor or a purchaser, at least thirty (30) days prior to the expiration or earlier termination of the Term with respect to the Property, each of the following: (i) an endorsement to the title policy issued for the Property showing (A) record title of the Lessor in the leasehold or fee estate, as the case may be, subject to no Liens other than Permitted Liens described in clauses (i) and (viii) of the definition of Permitted Liens, Liens described in clause (ii) of the definition of Permitted Exceptions, and Lessor Liens and (B) the Mortgage as a valid and perfected first lien; (ii) an environmental assessment for the Property satisfying the requirements set forth in Section 10.4 below; (iii) an assignment (to the extent assignable) of all of the Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the construction, renovation, development, use, maintenance or operation of the Property (including all warranty, performance, service and indemnity provisions); (iv) copies of all Plans and Specifications relating to the design, construction, renovation or development of the Property; (v) an assignment (to the extent assignable) of all permits, licenses, approvals and other authorizations from all Governmental Authorities in connection with the construction, operation and use of the Property; (vi) copies of all non-proprietary books and records kept by or for Lessee in the ordinary course of operating and maintaining the Property, and in the event that Completion shall not have occurred, or the applicable Modification, renovation or repair shall have not been properly completed or the applicable Modification, renovation or repair has been completed, all Budgets and construction schedules, with respect to the construction, renovation, maintenance, repair, generic operation or use (as opposed to Lessee's particular business operations) of the Property; (vii) in the event that Completion shall not have occurred, (x) evidence satisfactory to Lessor that all building materials purchased or contracted for purchase which have not been incorporated into the Improvements at the Property are (A) owned by Lessor free from any Liens other than Permitted Liens and Lessor Liens, (B) secured, segregated and identifiable (and if stored off-site, the location of such place of storage) and
(C) to the extent title to such materials has transferred to Lessee, insured under policies in amounts and by insurers reasonably satisfactory to Lessor; (y) evidence satisfactory to Lessor that adequate provision has been made for the protection of materials stored on-site and for the protection of the Improvements, to the extent then constructed, against deterioration and against other loss or damage or theft, and (z) an agreement, in form and substance reasonably satisfactory to Lessor, from all material contractors, construction managers, architects, engineers and other designee professionals that each will continue to perform under their respective contracts for the benefit of Lessor or its assignee; and (viii) an estoppel certificate in form and substance reasonably acceptable to Lessor from the ground lessor of the Ground Lease regarding factual matters relating to the Ground Lease. Lessee shall cooperate with any independent purchaser of the Property in order to facilitate the ownership and maintenance of the Property by such purchaser of the Property after such expiration or earlier termination of the Term, including providing all non-proprietary books, reports and records regarding the maintenance, repair and ownership of the Property and all data and technical information relating thereto, granting or assigning all licenses necessary for the operation and maintenance of the Property and cooperating in seeking and obtaining all necessary licenses, permits and approvals of Governmental Authorities. Lessee shall have also paid the total cost for the completion (or renewal and restoration of the Improvements following such removal) of all Modifications commenced prior to such expiration or earlier termination of the Term. The obligation of Lessee under this Section 10.2 shall survive the expiration or termination of this Lease.

           10.3 Right of Inspection. Lessor may, at reasonable times and with
                -------------------
reasonable prior notice, enter upon, inspect and examine at its own cost and expense (unless from and after the Completion Date a Lease Event of Default exists, in which case the out-of-pocket costs and expenses of Lessor shall be paid by Lessee), the Property. Lessee shall furnish to Lessor statements, no more than once per year, upon reasonable advance request by Lessor in writing, accurate in all material respects, regarding the condition and state of repair of the Property. Lessor shall have no duty to make any such inspection or inquiry and shall not incur any liability or obligation by reason of not making any such inspection or inquiry. Lessor and/or its agents or employees performing such inspections or inquiries permitted under this Section 10.3 shall execute confidentiality agreements with respect to their access to and inspections of certain agreed upon sensitive areas of the Project, but without limiting the Lessor's rights after a Lease Event of Default.

           10.4 Environmental Inspection. Not more than twelve (12) months prior
                ------------------------
to the Maturity Date (unless Lessee has previously irrevocably exercised the Maturity Date Purchase Option), and not less than thirty (30) Business Days prior to surrender of possession of the Property, Lessor shall, at Lessee's sole cost and expense (unless such surrender of possession arises from a Construction Risk Event, in which case the limitations of Section 5.4(a) of the Agency Agreement shall be applicable to such costs and expenses), obtain a report by an environmental consultant selected by Lessor certifying that the Property or any portion thereof (i) does not contain Hazardous Substances under circumstances or in concentrations that could result in a violation of or liability under any Environmental Law and (ii) is in compliance with all Environmental Laws. If such is not the case on either such date, then Lessee shall be deemed to have irrevocably exercised the Maturity Date Purchase Option pursuant to Section 20.2 unless Lessee remedies such Environmental Violation at Lessee's expense, by restoring the Property to a condition that is in compliance with all applicable Environmental Laws and in a condition that would not otherwise reasonably be expected to result in material liability under Environmental Laws, prior to the commencement of the Marketing Period. Lessor and/or its agents or employees performing such inspections or inquiries permitted under this Section 10.4 shall execute confidentiality agreements (with reasonable terms and scope) with respect to their access to and inspections of certain agreed upon sensitive areas of the Property, but without limiting the Lessor's rights after an Event of Default hereunder.

                           SECTION 11. MODIFICATIONS

           11.1 Modifications, Substitutions and Replacements. (a) So long as no
                ---------------------------------------------
Lease Event of Default has occurred and is continuing, Lessee, at its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to the Property or any part thereof (collectively, "Modifications"); provided, that: (i) except for any Modification
                -------------    --------
required to be made pursuant to a Legal Requirement or an Insurance Requirement, no Modification, individually, or when aggregated with any (A) other Modification or (B) grant, dedication, transfer or release pursuant to Section 12.2, shall impair the value of the Property or the utility or useful life of the Property from that which existed immediately prior to such Modification;
(ii) the Modification shall be performed expeditiously and in a good and workmanlike manner; (iii) Lessee shall comply with all Legal Requirements (including all

Environmental Laws) and Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy, and the structural integrity of the Property shall not be adversely affected; (iv) Lessee shall maintain or cause to be maintained builders' risk insurance at all times when a Modification is in progress; (v) subject to the terms of Section 13 relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens arising with respect to the Modification; (vi) such Modifications shall comply with Sections 8.2 and 10.1 and shall not change the primary character of the Property or diminish the utility or the Fair Market Sales Value of the Property unless such Modification is a Required Modification; and (vii) no Improvements shall be demolished, except to the extent such demolition does not impair the value, utility or useful life of the Property from that which existed prior to the Modification. All Modifications shall remain part of the realty and shall be subject to this Lease, and title thereto shall immediately vest in Lessor, except Modifications that (x) can be readily removed without impairing the value, utility or remaining useful life of the Property, (y) are not Required Modifications and (z) were not financed by Lessor, may be removed from the Property at any time during the Term and thirty
(30) days thereafter provided no Lease Event of Default has occurred and is then continuing. So long as no Lease Event of Default has occurred and is then continuing, Lessee may place upon the Property any inventory, trade fixtures, machinery, equipment or other property belonging to Lessee or third parties and may remove the same at any time during the term of this Lease; provided that
                                                               --------
such inventory, trade fixtures, machinery, equipment or other property, or their respective operations, can be removed without causing material damage to or diminution in the value of the Property. The Lessor acknowledges Lessee's right, subject to Section 10 of the Guarantee, to finance and to secure under the Uniform Commercial Code, inventory, furnishings, furniture, equipment, machinery, leasehold improvements and other personal property located at the Property, other than the Equipment and modifications required to be titled in the name of Lessor and excluding in all cases fixtures, and Lessor agrees, at Lessee's cost and expenses, to execute Lessor waiver forms, releases of Lessor Liens and other similar documentation (in form and substance reasonably satisfactory to Lessor and the Administrative Agent) in favor or any purchase money seller, lessor or lender who has financed or may finance in the future such items, with respect to such separately-financed items only.

           (b) Following the Completion Date, Lessee shall notify Lessor of the undertaking of any Modifications to the Property the cost of which is anticipated to exceed $5,000,000. Prior to undertaking any such Modifications, Lessee shall deliver to Lessor (i) a brief narrative of the work to be done and a copy of the plans and specifications relating to such work; and (ii) an Officer's Certificate stating that such work when completed will not impair the value, utility or remaining life of the Property. Lessor, by itself or its agents, shall have the right, but not the obligation, from time to time to inspect such Modifications in accordance with Section 10.3 to ensure that the same is completed consistent with the plans and specifications.

           (c) Lessee shall not be permitted to exercise the Lessee's rights under Section 21 if any material Modifications cannot be completed by the commencement of the Marketing Period.

           (d) The construction process provided for in the Agency Agreement is acknowledged by Lessor to be consistent with, and in compliance with, the terms and provisions of this Section 11.

                               SECTION 12. TITLE

           12.1 Warranty of Title. (a) Lessee agrees that, except as otherwise
                -----------------
provided herein and subject to the terms of Section 13 relating to permitted contests, Lessee shall (subject to the limitations of Section 5.4(a) of the Agency Agreement which shall apply to Lessee's liability under this Section 12.1 during the Construction Period) not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon the Property or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Administrative Agent pursuant to the SPC Loan Agreement, other than Lessor Liens or Permitted Liens. Lessee shall promptly notify Lessor in the event it receives knowledge that a Lien (other than a Lessor Liens or Permitted Lien) exists with respect to the Property.

      (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO THE PROPERTY.

           12.2 Grants and Releases of Easements. Provided that no Lease Event
                --------------------------------
of Default shall have occurred and be continuing and subject to the provisions of Sections 8, 9, 10 and 11, Lessor hereby consents to the following actions by Lessee, in the name and stead of Lessor, but at Lessee's sole cost and expense:
(a) the granting (prior to the Lien of the Mortgage) of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the construction, use, repair, renovation or maintenance of the Property as herein provided; (b) the release (free and clear of the Lien of the Mortgage) of existing easements or other rights in the nature of easements which are for the benefit of the Property; (c) the dedication or transfer (prior to the Lien of the Mortgage) of unimproved portions of the Property for road, highway or other public purposes; (d) the execution of petitions to have the Property annexed to any municipal corporation or utility district; and (e) the execution of amendments to any covenants and restrictions affecting the Property; provided, that in each case Lessee shall
                                     --------
have delivered to Lessor an Officer's Certificate stating that: (i) such grant, release, dedication or transfer does not impair the value or utility or remaining useful life of the Property, (ii) such grant, release, dedication or transfer is necessary in connection with the construction, use, maintenance, alteration, renovation or improvement of the Property, (iii) Lessee shall remain obligated under this Lease and under any instrument executed by Lessee consenting to the assignment of Lessor's interest in this Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication or transfer, had not been effected and (iv) Lessee shall pay and perform any obligations of Lessor under such grant, release, dedication or transfer; provided that during the Construction Period, the costs of such obligations shall be paid by Lessor; provided, however, the Lessor shall
                                             --------  -------
pay such amounts described in this Section 12.2 only if funds are made available by SPC and the Investors in an amount sufficient to allow such payment. Additionally, subject to compliance with the other provisions of this Section 12.2, Lessee shall have the right, as long as Lessee is in not in default under any of the Operative Agreements, to take the following actions in the name and stead of the Lessor, (i) execute and deliver to any entity any instrument appropriate to confirm or effect such rights granted to Lessee hereunder, and
(ii) execute and deliver to any entity such other documents or materials in connection with the acquisition, development, construction, testing or operation of any portion of the Property, including without limitation reciprocal easement agreements, construction contracts, operating agreements, development agreements, plats, replats or subdivision documents; provided, that each such agreement shall be on commercially reasonable terms so as not to diminish the fair market value of any portion of the Property. The Lessor shall, upon Lessee's reasonable request and expense, promptly execute and deliver any instrument necessary or appropriate to confirm any such grant, release, dedication or transfer or to enable Lessee to comply with any Insurance Requirements or Legal Requirements; provided all such agreements shall be without recourse to the Lessor, except that with respect to contracts with governmental authorities, recourse may be had to the Property if so required. Without limiting the effectiveness of the foregoing, provided that no Lease Event of Default shall have occurred and be continuing, Lessor shall, upon the request of Lessee, and at Lessee's sole cost and expense, execute and deliver such reasonable applications, modifications, addendums, documents, petitions, and authorizations (including the obtaining of a Washington State Tax Identification number if required to support Lessee's sales tax deferral), and to appear before such public authorities, in each case as may in the reasonable and good-faith opinion of Lessee be necessary or appropriate for the purpose of obtaining a High Technology Sales and Use Tax Deferral from the State of Washington on construction of the Improvements; provided all such agreements shall be without recourse to the Lessor. The initial application for such deferral will be submitted immediately following the effective date of this Lease . Lessor hereby appoints Lessee to represent Lessor's interest before the Washington State Department of Revenue as part of the audit at the end of the Construction Period. The benefit of the High Technology Sales and Use Tax Deferral shall accrue entirely to the Lessee.

                         SECTION 13. PERMITTED CONTESTS

           13.1 Permitted Contests Other Than in Respect of Impositions. Except
                -------------------------------------------------------
to the extent otherwise provided for in Section 12.2 of the Participation Agreement, Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, or utility charges payable pursuant to Section 4.1 or any Lien, attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided that (a) the commencement and continuation of such proceedings shall suspend the collection thereof from, and suspend the enforcement thereof against the Property and the Participants; (b) there shall be no substantial risk of the imposition of a Lien (other than a Permitted Lien) on the Property and no part of the Property nor any Rent would be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or civil liability on any Participant for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the earlier of the Maturity Date and the Expiration Date, then Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this Section 13.1; and (e) provided,
                                                                    --------
that during the Construction Period, the cost of such permitted contests shall be paid by Lessor; provided, further, the Lessor shall pay such amounts
                   --------  -------
described in this Section 13.1 only if funds are made available by SPC and the Investors in an amount sufficient to allow such payment. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.

           13.2 Permitted Contests in Respect of Certain Taxes. Throughout the
           ---------------------------------------------------
Term, as long as no Lease Default shall then exist, Lessor shall permit Lessee, or Lessee's designated agents, to represent Lessor's interest before the County Assessors office to determine the true and fair value, for property tax purposes, of all real and personal property related to the Land and the Project. The benefit of reduced real or personal property taxes shall accrue to the Lessee.

                             SECTION 14. INSURANCE

           14.1 Public Liability and Workers' Compensation Insurance. During the
                ----------------------------------------------------
Term, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability insurance for claims for injuries or death sustained by persons or damage to property while on the Property. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by owners of similar properties, that are in accordance with normal industry practice. The policy shall be endorsed to name the Participants as additional insureds. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which a Participant may have in force. Lessee shall, in the operation of the Property, comply with the applicable workers' compensation laws and protect Lessor against any liability under such laws.

           14.2 Hazard and Other Insurance. (a) During the Term, Lessee shall
                --------------------------
keep the Property insured against loss or damage on an All Risk basis including Earthquake and Ordinance or Law (including, during the Construction Period only, the peril of collapse) on terms and in amounts that are no less favorable than insurance maintained by owners of similar properties in the Seattle, Washington area, that are in accordance with normal industry practice (including, without limitation, with respect to deductions or self-insurance retentions), and, are in amounts equal to the actual replacement cost of the Improvements. So long as no Lease Event of Default exists, any loss payable under the insurance policy required by this Section will be paid to and adjusted solely by Lessee, subject to Section 15.

       (b) If at any time during the Term the area in which the Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973 or any amendments or supplements thereto, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as may be amended. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement, concerning flood insurance to the extent that it applies to the Property.

           14.3 Coverage. (a) Lessee shall furnish Lessor with certificates
                --------
showing the insurance required under Sections 14.1 and 14.2 to be in effect and naming the Participants (other than the Banks) as an additional insured with respect to liability insurance and showing the mortgagee endorsement required by
Section 14.3(c). All such insurance shall be at the cost and expense of Lessee. Such certificates shall include a provision in which the insurer agrees to provide thirty (30) days' advance written notice by the insurer to Lessor and the Administrative Agent in the event of cancellation or modification of such insurance that could be adverse to the interests of a Participant. If a Lease Event of Default has occurred and is continuing and Lessor so requests, Lessee shall deliver to Lessor certified copies of all insurance policies required by this Lease.

      (b) Lessee agrees that the insurance policy or policies required by this Lease shall include an appropriate clause pursuant to which such policy shall provide that it will not be invalidated should Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy. Lessee hereby waives any and all such rights against a Participant to the extent of payments made under such policies.

      (c) All insurance policies required by Section 14.2 shall include a "New York" or comparable standard form non-contributing mortgagee loss payable endorsement in favor of the Administrative Agent.

      (d) Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Lease except that Lessor may carry separate liability insurance so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this Lease to be subject to a coinsurance exception of any kind.

      (e) Lessee shall pay as they become due all premiums for the insurance required by this Lease, shall renew or replace each policy prior to the expiration date thereof and shall promptly deliver to Lessor and the Administrative Agent certificates for renewal and replacement policies; provided, that during the Construction Period, the cost of such insurance shall
--------
be paid by Lessor; provided, further, the Lessor shall pay such amounts
                   --------  -------
described in this Section 14.3(e) only if funds are made available by SPC and the Investors in an amount sufficient to allow such payment. Notwithstanding the foregoing, during the Construction Period, the Construction Agent shall cause the insurance coverages referenced in Sections 14.1 and 14.2 to be procured.

      (f)  Lessee may maintain insurance required by this Lease by means of one or more blanket insurance policies maintained by Lessee; provided, however,
                                                             --------  -------
that (A) any such policy shall specify, or Lessee shall furnish to Lessor a written statement from the insurer so specifying, the maximum amount of the total insurance afforded by such blanket policy that is allocated to the Property and any sublimits in such blanket policy applicable to the Property,
(B) each such
blanket policy shall include an endorsement providing that, in the event of a loss resulting from an insured peril, insurance proceeds shall be allocated to the Property in an amount equal to the coverages required to be maintained by Lessee as provided above and (C) the protection afforded under any such blanket policy shall be no less than that which would have been afforded under a separate policy or policies relating only to the Property.

              SECTION 15. CONDEMNATION AND CASUALTY

           15.1 Casualty and Condemnation. (a) Subject to the provisions of this
                -------------------------
Section 15 and Section 16 (in the event Lessee delivers, or is obligated to deliver, a Termination Notice), and prior to the occurrence and continuation of a Lease Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest in) any award, compensation or insurance proceeds to which Lessee or Lessor may become entitled by reason of their respective interests in the Property (i) if all or a portion of the Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to the Property or any part thereof is the subject of a Condemnation; provided,
                                                               --------
however, if a Lease Default shall have occurred and be continuing such award,
-------
compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to Lessor, and provided further that in the event of any Casualty or
                      -------- -------
Condemnation, the estimated cost of restoration of which is in excess of $20,000,000, any such award, compensation or insurance proceeds shall be paid directly to Lessor, or if received by Lessee, shall be held in trust for Lessor and shall be paid over by Lessee to Lessor to be held and applied by Lessor toward payment of the cost of restoration in accordance with Section 15.1(e), or, if applicable, in accordance with Section 16.

     (b)   So long as no Lease Default has occurred and is continuing,
Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof; provided
                                                                      --------
that if the estimated cost of restoration of the Property or the payment on account of such title defect is in excess of $20,000,000, then Lessor shall be entitled to participate in any such proceeding or action. At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and the Administrative Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such award, compensation or insurance payment.

     (c) If Lessor or Lessee shall receive notice of a Casualty or a possible Condemnation of the Property or any interest therein, Lessor or Lessee, as the case may be, shall give notice thereof to the other and to the Administrative Agent promptly after the receipt of such notice.

     (d) In the event of a Casualty or receipt of notice by Lessee or Lessor of a Condemnation, Lessee shall, not later than thirty (30) days after such occurrence, deliver to Lessor and the Administrative Agent an Officer's Certificate stating that either (i) (x) such Casualty is not a Significant Casualty or (y) such Condemnation is neither a Total Condemnation nor a Significant Condemnation and that this Lease shall remain in full force and effect with respect to the Property and, at Lessee's sole cost and expense, Lessee shall promptly and diligently restore the Property in accordance with the terms of
Section 15.1(e) or (ii) this Lease shall terminate with respect to the Property in accordance with Section 16.1.

     (e) Subject to the provisions of Section 6 of the Agency Agreement, if pursuant to this Section 15.1, this Lease shall continue in full force and effect following a Casualty or Condemnation, Lessee shall, at its sole cost and expense, promptly and diligently repair any damage to the Property caused by such Casualty or Condemnation in conformity with the requirements of Sections
10.1 and 11.1 using the as-built plans and specifications for the Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Property and all applicable Legal Requirements) so as to restore the Property to the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation. In such event, title to the Property shall remain with Lessor. To the extent that Lessor receives any Net Proceeds of insurance or Condemnation awards covering the cost of such repairs, Lessor shall make disbursements from time to time of any award, compensation or insurance proceeds held by it to Lessee for application to the cost of restoration subject to the satisfaction of the following conditions: (i) Lessor shall have received a fully executed counterpart of a Requisition requesting funds in an amount not exceeding the cost of work completed or incurred since the last disbursement, together with reasonably satisfactory evidence of the stage of completion and of performance of the work in a good and workman-like manner and in accordance with the as-built plans and specifications, (ii) at the time of any such disbursement, no Lease Default shall have occurred and be continuing, and no mechanic's or materialmen's liens shall have been filed and remain undischarged, except those discharged by the disbursement of the requested funds or bonded, (iii) Lessor shall be reasonably satisfied that sufficient funds are available to complete such restoration and (iv) title to the Property shall conform to the representation set forth in Section 7.3(bb) of the Participation Agreement. Provided no Lease Event of Default shall have occurred and be continuing, any award, compensation or insurance proceeds remaining after restoration of the Property as herein provided shall be paid to Lessee.

     (f) Subject to the provisions of Section 6 of the Agency Agreement, in no event shall a Casualty or Condemnation with respect to which this Lease remains in full force and effect under this Section 15.1 affect Lessee's obligations to pay Rent pursuant to Section 3.1.

     (g) Notwithstanding anything to the contrary set forth in Section 15.1(a) or Section 15.1(e), if following the Construction Period a Casualty occurs with respect to the Property or Lessee receives notice of a Condemnation with respect to the Property, and following such Casualty or Condemnation, the Property cannot reasonably be restored on or before the date which is twelve (12) months prior to the Maturity Date to substantially the same condition as existed immediately prior to such Casualty or Condemnation or before such day the Property is not in fact so restored, then Lessee shall exercise its Purchase Option with respect to the Property on the next Specified Payment Date or irrevocably agree in writing to exercise the Maturity Date Purchase Option with respect to the Property, and in either such event such remaining Casualty or Condemnation proceeds shall be paid to the Administrative Agent, which shall pay such funds to Lessee upon the closing of the purchase of the Property.

     (h) Notwithstanding anything to the contrary contained herein, the provision of Section 6 of the Agency Agreement shall govern Lessee's and Lessor's respective obligations relating to Casualty or Condemnation during the Construction Period, and to the extent the provisions of Section 6 of the Agency Agreement and this Section 15 are in conflict, the applicable provisions of the Agency Agreement shall prevail.

                 SECTION 16. LEASE TERMINATION

           16.1  Termination upon Certain Events. (a) If Lessor or Lessee shall
                 -------------------------------
have received notice of a Total Condemnation after the Completion Date, then Lessee shall be obligated, within thirty (30) days after Lessee receives notice thereof, to deliver a written notice in the form described in Section 16.2(a) (a "Termination Notice") of the termination of this Lease.
 ------------------

     (b) In the event Lessee or Lessor shall have received notice of a Condemnation, Casualty or Environmental Violation, the Lessee shall be required to deliver an Officer's Certificate stating the following: (i) if a Condemnation occurs, the Officer's Certificate shall state whether or not such Condemnation is a Significant Condemnation; or (ii) if a Casualty occurs, the Officer's Certificate shall state whether or not such Casualty is a Significant Casualty; or (iii) if an Environmental Violation occurs or is discovered, the Officer's Certificate shall state whether or not, in the reasonable, good-faith judgment of Lessee, the cost to remediate the same will exceed $2,500,000. If Lessee confirms the occurrence of a Significant Condemnation, Significant Casualty or an Environmental Violation involving remediation costs in excess of $2,500,000, then, Lessee shall, simultaneously with the delivery of the Officer's Certificate pursuant to the preceding clause (i), (ii) or (iii), deliver a Termination Notice.

           16.2  Procedures. (a) A Termination Notice shall contain: (i) notice
           ----------------
of termination of this Lease on a date not more than sixty (60) days after the Lessor's receipt of such Termination Notice (the "Termination Date"); (ii) a
                                                  ----------------
binding and irrevocable agreement of Lessee (A) to pay or cause to be paid (1) if the termination of this Lease occurs prior to the Completion Date, the amounts for which the Construction Agent is liable under Section 5.4(a) of the Agency Agreement, or (2) if the termination of this Lease occurs on or after the Completion Date, the Termination Value and purchase the Property on the Termination Date, and (B) in the event that clause (A)(1) above applies and Purchaser does not elect to purchase the Property, to comply with the provisions of Section 10.2 hereof, and (iii) the Officer's Certificate described in Section 16.1(b), if applicable.

     (b) On the Termination Date, Lessee shall pay to Lessor the amounts required above, plus all amounts owing in respect of all Basic Rent and the Supplemental Rent theretofore accruing and unless Lessee does not elect to purchase the Property under Section 5.4(a) of the Agency Agreement, Lessor shall convey the Property to Lessee (or Lessee's designee) all in accordance with
Section 19.1 and any Net Proceeds of any Condemnation award (including Net Proceeds theretofore received by Lessor and not applied to the payment of Termination Value) shall be credited against Lessee's payment obligations hereunder.

                              SECTION 17. DEFAULT

          17.1   Lease Events of Default. If any one or more of the following
                 -----------------------
events (each a "Lease Event of Default") shall occur:
                ----------------------

     (a) Lessee shall fail to make payment of (i) any Basic Rent or any Supplemental Rent representing amounts owed under the SPC Loan Agreement or the other Operative Agreements within two (2) Business Days after the same has become due and payable or (ii) any Maximum Residual Guarantee Amount, Purchase Option Price or Termination Value after the same has become due and payable; or

     (b) Lessee shall fail to make payment of any other Supplemental Rent due and payable within five (5) Business Days after receipt of notice thereof; or

     (c) During the Construction Period, Lessee shall fail to maintain insurance as required by Section 14 and following the Construction Period, Lessee shall fail to maintain insurance as required by Section 14 and such failure shall continue unremedied for a period of ten (10) days after an officer of Lessee becomes aware of such failure; or

     (d) Lessee shall fail to observe or perform any term, covenant or condition of Lessee under this Lease, the Participation Agreement, the Guarantee or any other Operative Agreement to which it is a party (other than those set forth in Section 10.2, 17.1(a), (b), (c) or (m) hereof, Section 21.1 hereof, and other than Section 2, Section 9.4, and Section 10 of the Guarantee) or any representation or warranty by Lessee, set forth in this Lease, the Guarantee or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any material way and the circumstances rendering such representation or warranty or statement incorrect shall not be remediable or, if such representation or warranty or statement is remediable and the Lessee is proceeding diligently so to remedy, shall continue unremedied for thirty (30) days after the date on which written notice is delivered by the Lessor to the Lessee specifying such circumstances and demanding that they be remedied; provided, however, that if such default is of a nature that is not capable of
--------  -------
being cured within such thirty (30) day period, and the Lessee promptly commences appropriate steps to cure such default within such thirty (30) day period and continues to pursue such cure with diligence and good faith thereafter, unless the Agent shall determine that such delay could reasonably be expected to have a Material Adverse Effect, such thirty (30) day period shall be extended for such additional time as is reasonable under the circumstances, not to exceed ninety (90) days; or

     (e) an Agency Agreement Event of Default shall have occurred and be continuing; or

     (f) Lessee or any Guarantor shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof, (iii) make a general assignment for the benefit of its creditors, (iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, (v) fail to cause the discharge of any custodian, trustee or receiver appointed for Lessee or the whole or a substantial part of its property within ninety (90) days after such appointment, or (vi) file a petition or answer seeking or consenting to reorganization under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof; or

     (g) insolvency proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof shall be filed against Lessee or any Guarantor and not dismissed or discharged within ninety (90) days from the date of its filing, or a court of competent jurisdiction shall enter an order or decree appointing, without its consent of, a receiver of Lessee or the whole or a substantial part of its property, and such order or decree shall not be vacated or set aside within ninety (90) days from the date of the entry thereof; or

     (h) any Security Document shall cease to be in full force and effect, or shall cease to give the Administrative Agent the Liens, rights, powers and privileges purported to be created thereby, in favor of the Administrative Agent on behalf of SPC, superior to and prior to the rights of all third Persons and subject to no other Liens (except in each case to the extent expressly permitted herein or in the other Operative Agreements) and (i) if such loss of priority or security cannot be readily cured by a replacement or modification thereto, and
(ii) such loss of priority or security is not covered by title insurance;

     (i) the Guarantee or any material provision thereof shall cease to be in full force and effect or Guarantor shall deny or disaffirm its obligations under the Guarantee or Guarantor shall fail to observe or perform any term, covenant or condition set forth in Section 2, Section 9.4, and Section 10 of the Guarantee; or

     (j) Lessee or any Subsidiary of Lessee shall engage in any "Prohibited Transaction" involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Single Employer Plan or any Lien in favor of the PBGC or a Single Employer Plan shall arise on the assets of the Lessee or any Subsidiary, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of Lessor, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Lessee or any Subsidiary shall, or in the reasonable opinion of Lessor is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

     (k) a SPC Loan Agreement Event of Default shall have occurred and be continuing as a result of any act or omission of Lessee; or

     (l)  Lessee shall default in its obligations under Section 10.2 or 21.1;

     (m)  Lessee shall fail to deposit additional collateral as required under
Section 6.1 of the Cash Collateral Agreement within three (3) Business Days after receipt of notice of such failure;

then, in any such event, Lessor may, in addition to the other rights and remedies provided for in this Section 17 and in Section 18.1, terminate this Lease by giving Lessee five (5) days notice of such termination, and this Lease shall terminate. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor, including fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

          17.2 Final Payment. If a Lease Event of Default shall have occurred
               -------------
and be continuing, subject to Section 5.4(a) of the Agency Agreement on or after the Completion Date, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for a final payment, but exclusive of the indemnities payable under Section 12 of the Participation Agreement, and in lieu of all damages beyond the date of such demand the sum of (a) the Termination Value, plus (b) all other amounts owing in respect of Rent and Supplemental Rent theretofore accruing under this Lease; provided, however, if an Event of Default has occurred pursuant to Section
--------
17.1(f) or (g), such final payment shall be immediately due and payable without demand or notice. Upon payment of the amount specified pursuant to the first sentence of this Section 17.2, Lessee shall be entitled to receive from Lessor, at Lessee's request, an assignment of Lessor's right, title and interest in the Property, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease. The Property shall be quitclaimed to Lessee (or Lessee's designee) "AS IS" and in its then present physical condition. If any statute or rule of law shall limit the amount of such final payment to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law. It is the intent of the Lessor and the Lessee that the payment required to be made pursuant to this Section together with the payment of the Maximum Residual Guarantee Amount shall be treated as an obligation on the part of the Lessee to repay a loan obligation to SPC and the Lessor in such amounts; provided, that Lessee shall
                                                  --------
not be entitled to receive an assignment of Lessor's interest under the Ground Lease unless Lessee shall have paid in full the Termination Value.

          17.3 Lease Remedies. Lessor and Lessee intend that for commercial law
               --------------
and bankruptcy law purposes, this Lease will be treated as a financing arrangement, as set forth in Section 7. If, as a result of applicable state law, which cannot be waived, this Lease is deemed to be a lease of the Property, rather than a financing arrangement, and Lessor is unable to enforce the remedies set forth in Section 17.2, the following remedies shall be available to
Lessor:

     (a)  Surrender of Possession. If a Lease Event of Default shall have
          -----------------------
occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall, upon thirty (30) days written notice, surrender to Lessor possession of the Property and Lessee shall quit the same. Lessor may enter upon and repossess the Property by such means as are available at law or in equity, and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications from the Property. Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law.

     (b)  Reletting. If a Lease Event of Default shall have occurred and be
          ---------
continuing, and whether or not this Lease shall have been terminated pursuant to
Section 17.1, Lessor may, but shall be under no obligation to, relet all, or any portion, of the Property, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and Lessor may collect, receive and retain the rents resulting from such reletting. Lessor shall not be liable to Lessee for any failure to relet the Property or for any failure to collect any rent due upon such reletting.

     (c)  Damages. None of (i) the termination of this Lease pursuant to Section
          -------
17.1; (ii) the repossession of the Property; or (iii) except to the extent required by applicable law, the failure of Lessor to relet all, or any portion, of the Property, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting shall relieve Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If, after the Completion Date, any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to Section 17.1, Lessee shall forthwith pay to Lessor all Basic Rent and other sums due and payable hereunder to and including the date of such termination. Thereafter, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to Section 17.1 and until the end of the Term or what would have been the Term in the absence of such termination, Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or would have been payable by Lessee hereunder if this Lease had not been terminated pursuant to Section 17.1, less the net proceeds, if any, which are actually received by Lessor with respect to the period in question of any reletting of the Property or any portion thereof; provided that Lessee's obligation to make payments of
                        --------
Basic Rent and Supplemental Rent under this Section 17.3 shall continue only so long as Lessor shall not have received the amounts specified in Section 17.2. In calculating the amount of such net proceeds from reletting, there shall be deducted (without duplication) all of Lessor's, the Administrative Agent's and SPC's expenses in connection therewith, including repossession costs, brokerage commissions, fees and expenses for counsel and any necessary repair or reasonable alteration costs and expenses incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this Section 17.3, such amounts shall be regarded as amounts paid on account of Rent.

     (d)  Acceleration of Rent. If, after the Completion Date, a Lease Event of
          --------------------
Default shall have occurred and be continuing, and this Lease shall not have been terminated pursuant to Section 17.1, and whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.3(c), Lessor may upon written notice to Lessee accelerate all payments of Basic Rent due hereunder and, upon such acceleration, Lessee shall immediately pay Lessor, as and for final liquidated damages and in lieu of all current liquidated damages on account of such Lease Event of Default beyond the date of such acceleration (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the sum of (a) all Basic Rent (assuming interest at a rate per annum equal to the Overdue Rate), as applicable, due from the date of such acceleration until the end of the Term, plus (b) the Maximum
                                                         ----
Residual Guarantee Amount that would be payable under Section 21.1(c) assuming the proceeds of the sale pursuant to such Section 21.1(c) are equal to zero, which sum is then discounted to present value at a rate equal to the rate then being paid on United States treasury securities with maturities corresponding to the then remaining Term; provided that Lessee's obligation to make payments of
                         --------
Basic Rent and Supplemental Rent under this Section 17.3 shall continue only so long as Lessor shall not have received the amounts specified in Section 17.2. Following payment of such amount by Lessee, Lessee will be permitted to stay in possession of the Property for the remainder of the Term, subject to the terms and conditions of this Lease, including the obligation to pay Supplemental Rent, provided that no further Lease Event of Default shall occur and be continuing, following which Lessor shall have all the rights and remedies set forth in this
Section 17 (but not including those set forth in this Section 17.3). If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law.

          17.4 Waiver of Certain Rights. If this Lease shall be terminated
               ------------------------
pursuant to Section 17.1, Lessee waives, to the fullest extent permitted by law,
(a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession;
(c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Section 17. Notwithstanding the foregoing, if pursuant to the exercise by the Lessor of its remedies pursuant to Section 17.1, the Termination Value and all other amounts due and owing from the Lessee under this Lease and the other Operative Documents have been paid in full, then the Lessor shall remit to the Lessee any excess amounts received by the Lessor. The obligation to deliver such excess to the Lessee shall survive this Lease.

          17.5 Assignment of Rights Under Contracts. If a Lease Event of
               ------------------------------------
Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the construction, renovation, development, non-proprietary use or operation of the Property (including all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the construction, renovation, and non-proprietary operation of the Property.

          17.6 Remedies Cumulative. The remedies herein provided shall be
               -------------------
cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise including, without limitation, any mortgage foreclosure remedies contained in the Memorandum of Lease. Lessor shall be entitled to enforce payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Agreements or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligation secured hereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement, shall prejudice or in any manner affect Lessor's right to realize upon or enforce any other security now or hereafter held by Lessor, it being agreed that Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by Lessor in such order and manner as Lessor may determine in its absolute discretion. No remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy give hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Agreements to Lessor or to which it may otherwise be entitled may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Lessor. In no event shall Lessor, in the exercise of the remedies provided in this instrument, be deemed a "mortgagee in possession," and Lessor shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

          17.7 Lessee's Rights to Purchase. If a Lease Event of Default has
               ---------------------------
occurred and is continuing and whether or not this Lease has been terminated in accordance with Section 17.1, Lessor agrees that for thirty (30) days after the declaration of the occurrence of a Lease Event of Default, Lessor shall forebear from exercising the remedies set forth in clauses (b or (d) of this Section 17.3 during which time Lessee may tender to the Lessor in immediately available funds the Termination Value, upon the receipt of which Lessor shall transfer the Property to the Lessee or its designee in accordance with Section 20.1 hereof. The terms of this Section 17.7 shall survive the termination of this Lease.

               SECTION 18. LESSOR'S RIGHT TO CURE

          18.1 Lessor's Right to Cure Lessee's Lease Defaults. Lessor, without
               ----------------------------------------------
waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee (subject to the limitations on Lessee's remedies during the Construction Period as set forth in Section 5.4 of the Agency Agreement), including the failure by Lessee to maintain any insurance required by Section 14, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon the Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All out-of-pocket costs and expenses so incurred (including the fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand as Supplemental Rent.

               SECTION 19. LEASE TERMINATION

          19.1 Exercise of Options. (a) Upon compliance with the provisions of
               -------------------
Section 16.2(b), 20.1, 20.2, 20.3 or 20.4 and the tender of the amounts required thereunder, as applicable:

          (i) Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment of all or a portion, as applicable, of Lessor's leasehold and fee interests in the Property, in recordable form and otherwise in conformity with local custom and free and clear of the Lien of the applicable Mortgage and any Lessor Liens; and

          (ii) The Property shall be conveyed to Lessee "AS IS" and in then present physical condition.

     (b) Upon compliance with the provisions of Section 20.5 and the tender of the amounts required thereunder:

          (i) Lessor shall cause the Investors to execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment of all of the Investors' beneficiary interest in the Lessor and all of the Investors' Certificates (collectively, the "Beneficiary Interest") in conformity with local custom, with title to the Property free and clear of the Lien of the applicable Mortgage and any Lessor Liens; and

          (ii) The Beneficiary Interest shall be conveyed to Lessee "AS IS."

     (c) After Lessee has irrevocably exercised its right to purchase the Property, a Purchase Parcel, the Release Parcel or the Beneficiary Interest, provided (i) no Lease Default or Lease Event of Default has occurred and is then continuing (other than a Lease Default or Event of Default which will be cured by such purchase), and (ii) Lessee is not released with respect to its obligations relating to such purchase, then Lessee, effective as of the closing of the sale of the Property, the Purchase Parcel, the Release Parcel or the Beneficiary Interest, as the case may be, may assign to a third party the right to take title to the Property, the Purchase Parcel, the Release Parcel or the Beneficiary Interest, as the case may be.

               SECTION 20. PURCHASE OPTION

          20.1 Purchase Option. Lessee shall have the option (exercisable by
               ---------------
giving Lessor irrevocable written notice (the "Purchase Notice") of Lessee's
                                               ---------------
election, which election shall be irrevocable if not terminated by Lessee at least ten (10) days prior to the date specified in such Purchase Notice, to exercise such option not less than ten (10) days prior to the date of purchase pursuant to such option) to purchase the Property on the date specified in such Purchase Notice, which closing date must occur prior to the date which is twelve
(12) months prior to the Maturity Date, at a price equal to the Termination Value (the "Purchase Option Price") (which the parties do not intend to be a
            ---------------------
"bargain" purchase price). If Lessee exercises its option to purchase the Properties pursuant to this Section 20.1 (the "Purchase Option"), Lessor shall
                                               ---------------
quitclaim to Lessee or Lessee's designee all of Lessor's leasehold and fee interest in and to the Property as of the date specified in the Purchase Notice upon receipt of the Purchase Option Price and all Rent and other amounts then due and payable under this Lease and any other Operative Agreement, in accordance with Section 19.1. Lessee may designate, in the Purchase Notice, the transferee or transferees to whom the conveyance shall be made (if other than to Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or transferees shall not cause Lessee to be released, fully or partially, from any of its obligations under this Lease, including, without limitation, the obligation to pay to Lessor the Purchase Option Price on the date specified in the Purchase Notice. The Lessee shall have the right to elect by written notice to the Lessor and the Lender to have all or part of the Purchase Option Price paid by liquidation of the Collateral.

          20.2 Maturity Date Purchase Option. Not less than twelve (12) months
               -----------------------------
prior to the Maturity Date, Lessee may give Lessor irrevocable written notice (the "Maturity Date Election Notice") that Lessee does not intend to exercise
      -----------------------------
its Maturity Date Purchase Option. If Lessee does not give a Maturity Date Election Notice on or before the date twelve (12) months prior to the Maturity Date, then Lessee shall be deemed to have irrevocably exercised the Maturity Date Purchase Option. If Lessee does timely give a Maturity Date Election Notice, Lessee shall be obligated to remarket the Property pursuant to Section
21. If Lessee is deemed to have exercised the Maturity Date Purchase Option, then on the Maturity Date (or such earlier date as is specified by Lessee in a written notice delivered at least sixty (60) days prior to such earlier date) Lessee shall pay to Lessor an amount equal to the Termination Value for the Property or the Beneficiary Interest, as Lessee may elect in its sole discretion (which the parties do not intend to be a "bargain" purchase price) and, upon receipt of such amount plus all Rent and other amounts then due and payable under this Lease and any other Operative Agreement, Lessor shall transfer to Lessee or Lessee's designee all of Lessor's right, title and interest in and to the Property in accordance with Section 19.1(a) or all of the Investors' right, title and interest in and to the Certificates and the Beneficiary Interest in accordance with Section 19.1(b), as applicable. Failure by Lessee to elect the Maturity Date Purchase Option with respect to the Property or the Beneficiary Interest shall be deemed Lessee's election to acquire Lessor's right, title and interest in and to the Property in accordance with Section 19.1(a).

          20.3 Parcel Purchase Option. (a) On not less than thirty (30) days
               ----------------------
prior written notice (the "Purchase Parcel Notice"), Lessee may request, which
                           ----------------------
request shall be irrevocable ten (10) days prior to Scheduled Closing Date, that Lessor consent to the purchase by Lessee, or its designee, of a parcel of the Land with the Improvements located thereon (a "Purchase Parcel"), which notice
                                               ---------------
shall specify the date of the closing for the sale of the Purchase Parcel (the "Purchase Parcel Closing Date").
 ----------------------------

     (b) The Lessor shall consent to Lessee's purchase of a Purchase Parcel provided the following terms and conditions are met:

          (i) no Lease Default or Lease Event of Default shall have occurred and be continuing;

          (ii) the Purchase Parcel shall (x) be a separate lot from the Land for tax purposes and properly subdivided pursuant to all Legal Requirements (with evidence thereof being delivered to Lessor) and (y) constitute one or more separate buildings on one or more such separate tax lots;

          (iii) the remainder of the Land (and Improvements thereon) after the conveyance of the Purchase Parcel shall (x) have adequate and legal access for vehicular and pedestrian ingress and egress and for all necessary utilities, including water, sewer, electricity and gas, and to the extent necessary, reciprocal easement agreements in form and substance reasonably acceptable to the Lessor, (y) not be configured in a manner that would adversely effect its Fair Market Sales Value, and (z) otherwise be in compliance with all Legal Requirements; and

          (iv) subject to Section 20.3(d), the Fair Market Sales Value of the portion of the Property not purchased, as determined by the Appraisal referred to in Section 20.3(d), after the conveyance of the Purchase Parcel, shall not be less than the Termination Value as reduced by the Purchase Parcel Price; and

          (v)   such purchase shall not occur during the Marketing Period.

     (c) With the Purchase Parcel Notice, the Lessee shall provide Lessor with the information which the Lessor shall reasonably require to determine that Lessee is in compliance with all conditions required by Section 20.3(a) and (b) as of the date of conveyance of the Purchase Parcel.

     (d)  The purchase parcel price for the Purchase Parcel (the "Purchase
                                                                  --------
Parcel Price") shall be equal to the Fair Market Sales Value of the Purchase
------------
Parcel (the "Base Price") as determined by an Appraisal (which shall be
             ----------
acceptable to the Lessor and which shall be done by a third party appraiser selected by the Lessor and reasonably acceptable to Lessee) of the Purchase Parcel dated within thirty (30) days of the Purchase Parcel Closing Date; provided that if the Fair Market Sales Value of the remainder of the Property (exclusive of the Purchase Parcel) as determined by a separate Appraisal (which shall be acceptable to the Lessor and which shall be done by a third party appraiser selected by the Lessor and reasonably acceptable to Lessee) of such remaining Property dated within thirty (30) days of the Purchase Parcel Closing Date is less than the Termination Value (after giving effect to a payment in an amount equal to the Base Price for the Purchase Parcel), the amount of such deficiency shall be added to the Base Price and shall be the Purchase Parcel Price for such Purchase Parcel. Upon receipt by Lessor of the Purchase Parcel Price for any Purchase Parcel, the same shall be paid to the Administrative Agent for application pursuant to Section 13.3 of the Participation Agreement.

     (e) On the Purchase Parcel Closing Date, upon receipt of the Purchase Parcel Price, the Lessor shall convey the Purchase Parcel to the Lessee pursuant to the provisions of Section 19.1 hereof.

     (f) All costs and expenses relating to the purchase of the Purchase Parcel and Lessee's obligations hereunder shall be paid for by Lessee and Lessor shall not be responsible for any Transaction Expenses relating to the Purchase Parcel.

          If Lessee exercises its option pursuant to this Section 20.3 then, upon Lessor's receipt of the Purchase Parcel Price and all Rent and other amounts then due and payable under this Lease and any other Operative Agreement in connection therewith, Lessor shall quitclaim to Lessee or its designee all of Lessor's right, title and interest in and to the applicable portion of the Property in accordance with Section 19, such transfer to be effective as of the date specified in the Purchase Notice. Lessee may designate, in a notice given to Lessor not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or transferees shall not cause Lessee to be released, fully or partially, from any of its obligations under this Lease, including, without limitation, the obligation to pay to Lessor the Purchase Price. In the event that a Purchase Parcel is conveyed to a designee of Lessee or is sold to a third party within one hundred eighty (180) days of the applicable Purchase Parcel Closing Date, any consideration paid by such designee to Lessee, or the net proceeds of such sale (the sales price less than usual and customary closing costs and brokerage commissions) in excess of the Purchase Parcel Price, as applicable, shall be considered to be included in and as part of the Purchase Parcel Price, unless such inclusion would result in this Lease not being classified as an operating lease pursuant to the Statement of Financial Accounting Standards No. 13, in which event, such excess proceeds shall be deposited in, and become part of the, Collateral Account under the Cash Collateral Agreement (unless Lessee exercises the Maturity Date Purchase Option at such time in which case such excess funds shall be paid to Lessee).

          20.4 Unimproved Land Parcel Release. (a) On not less than thirty (30)
               ------------------------------
days prior written notice (the "Release Notice"), Lessee may request, which
                                --------------
request shall be irrevocable, that Lessor release to Lessee one or more of the Parcels of land described on Schedule I attached hereto (the "Release Parcel")
                             ----------                       --------------
by an amendment to the Ground Lease and a partial satisfaction of the Mortgage with respect to the applicable Release Parcel, which notice shall specify the date of the closing for the release (the "Release Parcel Closing Date").
                                          ---------------------------

     (b) The Lessor will consent to the release to Lessee of the Release Parcel provided that (i) no Lease Default or Event of Default shall have occurred and be continuing or shall result from the release of the Release Parcel; (ii) the Release Parcel is not improved with any structural improvements which are designated as commercial office buildings and laboratory facilities on the Plans and Specifications, which improvements may include any stand-alone parking structures or infrastructure improvements such as roads, curbing, utility and access easements, and planting and landscaping; (iii) if any Improvements permitted under clause (ii) above have been constructed on the Release Parcel with funds advanced by Lessor pursuant to the Agency Agreement, (A) Lessee shall reimburse Lessor for the Project Costs associated with any such Improvements as a condition to the release of the Release Parcel, which funds shall be paid by Lessor to the Administrative Agent for application in accordance with Section 13.3(b) of the Participation Agreement, (B) such Improvements shall not be necessary or integral to the use, occupancy or operation of any portion of the Property unless Lessee has provided Lessor with easements or similar rights encumbering the Release Parcel for the benefit of the Property, in form reasonably satisfactory to Lessor, providing for the use of or access to such Improvements in a manner and to such extent as necessary to maintain the Fair Market Sales Value of the remaining Property equal to or greater than the then Termination Value, and (C) the Project Costs associated with such Improvements for all Release Parcels in the aggregate shall not exceed sixteen million dollars ($16,000,000); and (iv) the Property shall have insurable access rights to public roadways, contiguity among all remaining Release Parcels and the Property shall exist, and the Property shall be in compliance with all Legal Requirements, Permits and other Governmental Actions following such release.

     (c) On the Release Parcel Closing Date, the Lessor shall by amendment to the Ground Lease release the Release Parcel from the Ground Lease and satisfy the Mortgage with respect to the Release Parcel.

          All costs and expenses relating to the release of the Release Parcel and Lessee's obligations hereunder shall be paid for by Lessee, and Lessor shall not be responsible for any Transaction Expenses relating to the Release Parcel.

          20.5 Beneficiary Interest Purchase Option. (a) In lieu of exercising
               ------------------------------------
Lessee's Purchase Option with respect to the entire remaining Property, as provided in Section 20.1, Lessee shall have the option (exercisable by giving Lessor irrevocable written notice (the "BI Purchase Notice") at Lessee's
                                        ------------------
election, which election shall be irrevocable if not terminated by Lessee at least ten (10) days prior to the date specified in such BI Purchase Notice, to exercise such option not less than ten (10) days prior to the date of purchase pursuant to such option) to purchase the Investors' entire right, title and interest in the Certificates and the Beneficiary Interest on the date specified in such BI Purchase Notice (the "BI Purchase Closing Date"), which closing date
                                 ------------------------
must occur prior to the date which is twelve (12) months prior to the Maturity Date, at a price equal to the Termination Value (the "BI Purchase Option Price")
                                                      ------------------------
(which the parties do not intend to be a "bargain" purchase price). If Lessee exercises its option to purchase the Investors' Beneficiary Interest pursuant to this Section 20.5 (the "BI Purchase Option"), the Investors shall assign to
                        ------------------
Lessee or Lessee's designee all of the Investors' Beneficiary Interest and shall convey to Lessee or Lessee's designee their entire right, title and interest in the Certificates as of the date specified in the BI Purchase Notice upon receipt of the BI Purchase Option Price and all Rent and other amounts then due and payable under this Lease and any other Operative Agreement, in accordance with
Section 19.1. Lessee may designate, in the Purchase Notice, the transferee or transferees of the Beneficiary Interest to whom the assignment and conveyance shall be made (if other than to Lessee), in which case such assignment and conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or transferees shall not cause Lessee to be released, fully or partially, from any of its obligations under this Lease, including, without limitation, the obligation to pay to Lessor the BI Purchase Option Price on the date specified in the BI Purchase Notice. The Lessee shall have the right to elect by written notice to the Lessor and the Banks to have all or part of the BI Purchase Option Price paid by liquidation of the Collateral.

     (b) Upon payment of the BI Purchase Option Price in full on the BI Purchase Closing Date as provided herein, Lessor shall cause SPC to release the Mortgage on the Property, effective as of the BI Purchase Closing Date, and shall cause the Property to be otherwise free of any other Lessor Liens on the BI Purchase Closing Date.

     (c) Notwithstanding anything to the contrary contained in the Operative Agreements, Lessee shall indemnify and hold harmless the Indemnified Parties for any loss, cost, expense, Taxes, or withholding imposed upon or incurred by Lessor or any Investor in connection with the transfer of any Beneficiary Interest pursuant to Section 20.5 of this Lease that would not otherwise have been imposed or payable by such party if the Property were conveyed in accordance with Section 20.1 hereof.

                        SECTION 21.   SALE OF PROPERTY

          21.1 Sale Procedure. (a) With respect to the Property, unless Lessee
               --------------
shall have elected to purchase the Property or the Beneficiary Interest and has paid the Purchase Option Price or the BI Purchase Option Price with respect thereto, or otherwise terminated this Lease with respect thereto and paid the Termination Value, Lessee shall (i) pay to Lessor the Maximum Residual Guarantee Amount as provided for in Section 21.1(c), and (ii) sell the Property, as a whole, to a third party for cash in accordance with Section 21.1(b).

     (b) During the Marketing Period, Lessee, as nonexclusive broker for Lessor, shall use its best efforts to obtain bids for the cash purchase of the Property for the highest price available in the relevant market, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for the Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may request from time to time. Lessor may reject any and all bids and may assume sole responsibility for obtaining bids by giving Lessee written notice to that effect; provided,
                                                               --------
however, that notwithstanding the foregoing, Lessor may not reject a bid if such
-------
bid, together with any amounts to be paid pursuant to Section 21.3, is greater than or equal to the sum of the Limited Deficiency Amount and all costs and expenses referred to in Section 21.2(i) and is a bona fide offer by a third party purchaser who is not an Affiliate of Lessee. If the price which a prospective purchaser shall have offered to pay for the Property is less than the sum of the Limited Deficiency Amount and all costs and expenses referred to in Section 21.2(i), Lessor may elect to retain the Property by giving Lessee at least ten (10) days' prior written notice of Lessor's election to retain the Property, and upon receipt of such notice, Lessee shall surrender the Property to Lessor pursuant to Section 10.2. Unless Lessor shall have elected to retain the Property pursuant to the preceding sentence, Lessor shall sell the Property free of any Lessor Liens attributable to it, without recourse or warranty, for cash to the purchaser identified by Lessee or Lessor, as the case may be; provided, however, Lessee shall make such representations and warranties to such purchaser as are customary for properties of similar size and use in Seattle, Washington. Lessee shall surrender the Property so sold to each purchaser in the condition specified in Section 10.2; provided that any amounts reasonably expended by Lessee in complying with such conditions shall be a part of (and limited by) the Maximum Residual Guarantee Amount.

     (c) On the date during the Marketing Period on which the Property is sold pursuant to Section 21.1(b), and on the Maturity Date if the Property remains unsold, Lessee shall pay to Lessor the Maximum Residual Guarantee Amount, provided, that, notwithstanding the foregoing, if (i) the Lessor rejects a bid for the purchase of the Property pursuant to section 21.1(b) above and as a result thereof the Property is not sold on or before the Maturity Date, and (ii) there exists Construction Period Force Majeure Event Losses at such time, then on the Maturity Date Lessee shall pay to Lessor an amount equal to (A) the Maximum Residual Guarantee Amount, less (B) the amount of such Construction
                                   ----
Period Force Majeure Event Losses.

          21.2 Application of Proceeds of Sale. Lessor shall apply the proceeds
               -------------------------------
of sale of the Property in the following order of priority:

          (i)  FIRST, to pay or to reimburse Lessor for the payment of all
               -----
     reasonable costs and expenses incurred by Lessor in connection with the sale; and

          (ii) SECOND, the balance shall be paid to the Administrative Agent to
               ------
     be applied pursuant to the provisions of Section 13.5 of the Participation Agreement.

          21.3 Indemnity for Excessive Wear. If the proceeds of the sale
               ----------------------------
described in Section 21.1(b) with respect to the Property, less all expenses incurred by Lessor in connection with such sale, shall be less than the Limited Deficiency Amount for the Property at the time of such sale and if it shall have been determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of the Property shall have been impaired by greater than expected wear and tear during the Term, Lessee shall pay to Lessor within ten (10) days after receipt of Lessor's written statement (i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the Net Sale Proceeds Shortfall, whichever amount is less.

          21.4 Appraisal Procedure. For determining the Fair Market Sales Value
               -------------------
of the Property or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor and Lessee
                                        -------------------
shall endeavor to reach a mutual agreement as to such amount for a period of ten
(10) days from commencement of the Appraisal Procedure, and if they cannot agree within ten (10) days, then two qualified appraisers, one chosen by Lessee and one chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two appraisers or, failing agreement as to such third appraiser within thirty (30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three appraisers shall be given within twenty (20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two shall be discarded and such average shall be binding on Lessor and Lessee; provided that if the highest appraisal and the lowest
                   --------
appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of all of the appraisers shall be paid by the Lessee, provided that any such amounts expended by Lessee shall be part of (and limited by) the Maximum Residual Guarantee Amount.

          21.5 Certain Obligations Continue. During the Marketing Period, the
               ----------------------------
obligation of Lessee to pay Rent with respect to the Property (including the installment of Basic Rent due on the Maturity Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, the Maximum Residual Guarantee Amount, if any, the amount due under Section 21.3, if any, and all other amounts due to Lessor with respect to the Property. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Section 21.

                           SECTION 22. HOLDING OVER

          22.1 Holding Over. If Lessee shall for any reason remain in possession
               ------------
of the Property after the expiration or earlier termination of this Lease (unless the Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to the Property and Lessee shall continue to pay Basic Rent at an annual rate equal to the rate payable hereunder immediately preceding such expiration or earlier termination; provided, however,
                                                              --------  -------
that from and after the sixtieth (60th) day Lessee shall remain in possession of the Property after such expiration or earlier termination, Lessee shall pay Basic Rent at an annual rate equal to two hundred percent (200%) of the Basic Rent payable hereunder immediately preceding such expiration or earlier termination. Such Basic Rent shall be payable from time to time upon demand by Lessor. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of the Property. Nothing contained in this Section 22 shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to the Property and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of the Property or exercising any other remedy available to Lessor at law or in equity.

                           SECTION 23.  RISK OF LOSS

          23.1 Risk of Loss. Subject to the limitations of the Agency Agreement,
               ------------
the risk of loss of or decrease in the enjoyment and beneficial use of the Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.

                    SECTION 24.  SUBLETTING AND ASSIGNMENT

          24.1 Assignment. Lessee may not assign this Lease or any of its rights
               ----------
or obligations hereunder in whole or in part. Notwithstanding the foregoing, Lessee may, so long as no Lease Default has occurred and is continuing, upon prior written notice to Lessor, assign this Lease and all of the Lessee's rights and obligations thereunder to an Affiliate of Lessee pursuant to an assignment and assumption agreement and such other documentation, including opinions of counsel, all in form and substance reasonably satisfactory to Lessor. No such assignment shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to the Property.

          24.2 Subleases. Lessee may, without the consent of Lessor, sublease
               ---------
the Property or a portion thereof to any Person. No sublease or other relinquishment of possession of the Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to the Property, or any portion thereof, so sublet. Any sublease of the Property shall be made subject to and subordinate to this Lease and to the rights of Lessor hereunder, shall expire prior to the expiration of the Term and shall expressly provide for the surrender of the Property after a Lease Event of Default hereunder. Promptly following the execution and delivery of any sublease permitted by this Section 24, Lessee shall deliver a copy of such executed sublease to Lessor and the Administrative Agent.

                       SECTION 25. ESTOPPEL CERTIFICATES

          25.1 Estoppel Certificates. At any time and from time to time upon not
               ---------------------
less than twenty (20) days' prior request by Lessor, the Lessee shall furnish to the Lessor a certificate signed by an individual having the office of vice president or higher of Lessee certifying that this Lease is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Lessor is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other factual matters under this Lease as the Lessor may reasonably request. Any such certificate furnished pursuant to this Section 25 may be relied upon by the Lessor, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Lessor (or any Affiliate thereof).

                             SECTION 26. NO WAIVER

          26.1 No Waiver. No failure by Lessor or Lessee to insist upon the
               ---------
strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                      SECTION 27. ACCEPTANCE OF SURRENDER

          27.1 Acceptance of Surrender. (a) As of the Expiration Date, if any
               -----------------------
Default shall have occurred and be continuing under the Lease, then Lessee shall be deemed to have irrevocably exercised the Maturity Date Purchase Option pursuant to Section 20.2.

     (b) Except as otherwise expressly provided in this Lease, no surrender to Lessor of this Lease or of all or any portion of the Property or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and, prior to the payment or performance of all obligations under the Operative Agreements, the Administrative Agent, and no act by Lessor or the Administrative Agent or any representative or agent of Lessor or the Administrative Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

                        SECTION 28. NO MERGER OF TITLE

          28.1 No Merger of Title. There shall be no merger of this Lease or of
               ------------------
the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) the Ground Lease or the leasehold estate created thereby or any interest in the Ground Lease or such leasehold estate, (c) the fee estate in the Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person, or (d) a beneficial interest in Lessor.

                              SECTION 29. NOTICES

          29.1 Notices. Unless otherwise specifically provided herein, all
               -------
notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person to be effective shall be given pursuant to the provisions of Section 14.3 of the Participation Agreement

                           SECTION 30. MISCELLANEOUS

          30.1 Miscellaneous. Anything contained in this Lease to the contrary
               -------------
notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of Lessee provided in this Lease, including any right or option described in
Section 15, 16, 22 or 21, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution and delivery of this Lease.

          30.2 Amendments and Modifications. Neither this Lease nor any
               ----------------------------
provision hereof may be amended, waived, discharged or terminated except by an instrument in writing signed by Lessor and Lessee and executed in accordance with Section 14.5 of the Participation Agreement.

          30.3 Successors and Assigns. All the terms and provisions of this
               ----------------------
Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          30.4 Counterparts. This Lease may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

          30.5 GOVERNING LAW. THIS LEASE HAS BEEN DELIVERED IN, AND SHALL IN ALL
               -------------
RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS AND THE EXERCISE OF REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WASHINGTON.

          30.6 Limitations on Recourse. Except as expressly set forth in the
               -----------------------
Operative Agreements, Lessee agrees to look solely to Lessor's estate and interest in the Property, the proceeds of sale thereof, any insurance proceeds or any other award or any third party proceeds received by Lessor in connection with the Property for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor, the Trust Company, member, partner or other owner of an interest, direct or indirect, in Lessor, or any director, officer, shareholder, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use of the Property or any other liability of Lessor to Lessee provided that nothing in this Section shall be construed to
                 --------
impair or limit the rights of Lessee against the Investors under the Operative Agreements to which the Investors and Lessee are each a party. Nothing in this Section shall be interpreted so as to limit the terms of Section 6.1 or 6.2.

          30.7 Memorandum of Lease. This Lease shall not be recorded, but Lessor
               -------------------
and Lessee shall, on the Closing Date, execute and deliver a memorandum of this Lease (a "Memorandum of Lease") substantially in the form and substance as
          -------------------
agreed to by Lessor and Lessee and otherwise in form suitable for recording under the laws of the State of Washington, which memorandum shall be recorded the cost of which shall be included in the Project Costs payable pursuant to the Agency Agreement.

          30.8 Priority. On and prior to the Maturity Date and so long as no
               --------
Lease Event of Default has occurred and is continuing, the Mortgage shall be subject and subordinate to this Lease and following the Maturity Date or if a Lease Event of Default shall have occurred and is continuing, the Mortgage, at the sole election of the Administrative Agent, shall be senior to this Lease without any further act by any Person.

          30.9 Ground Lease. During the Term, Lessee shall observe and perform
               ------------
all of the obligations of Lessor under the Ground Lease (including the payment of all rent and other amounts thereunder which shall be paid when due under the Ground Lease as Supplemental

Rent) and, in connection therewith, shall, prior to the occurrence and continuation of a Lease Event of Default, have the benefit of all of Lessor's rights as lessee under the Ground Lease.

          30.10 Construction Period Limitation. Notwithstanding any provisions
                ------------------------------
in this Lease to the contrary, upon the occurrence of a Default by the Lessee during the Construction Period, the Lessee shall not have any greater obligations hereunder with respect to the Property than the Construction Agent has with respect to the Property under the Agency Agreement.

          30.11 Usury Savings Provision. IT IS THE INTENT OF THE PARTIES HERETO
                -----------------------
TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. TO THE EXTENT ANY RENT OR PAYMENTS HEREUNDER ARE HEREINAFTER CHARACTERIZED BY ANY COURT OF COMPETENT JURISDICTION AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THIS SECTION 30.11 SHALL APPLY. ANY SUCH RENT OR PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS LEASE OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER DOCUMENT OR AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF LESSOR SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO LESSEE OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND LESSOR DOES NOT INTEND TO CHARGE OR RECEIVE ANY UNEARNED INTEREST

IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO LESSOR SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS LEASE SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.

          30.12 Liability of Wilmington Trust Company. It is expressly
                -------------------------------------
understood and agreed by the parties hereto that (i) except as specifically provided for in this Lease, this Lease is executed and delivered by Wilmington Trust Company not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of Lessee or Wilmington Trust Company, as the case may be, is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Lessee,
(iii) except as specifically provided for in this Lease nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of any party hereto, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Lessee under this Lease; provided, however, the foregoing shall not limit Wilmington Trust Company's liability for its own gross negligence or willful misconduct.

          IN WITNESS WHEREOF, the parties have caused this Lease be duly executed and delivered as of the date first above written.

                                  IMMUNEX CORPORATION


                                  By:        /s/ David A. Mann
                                      ------------------------------------
                                      Name: David A. Mann
                                      Title: Executive Vice President, Chief
                                               Financial Officer and Treasurer


                                  IMMUNEX REAL ESTATE TRUST 2001


                                  By: WILMINGTON TRUST COMPANY, not
                                      individually solely as Trustee

                                      By:        /s/ Patricia Evans
                                          ---------------------------------
                                          Name: Patricia Evans
                                          Title: Senior Financial Services
                                                   Officer